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ERNST & YOUNG                                                    (EXHIBIT 10V)

                                       395 North Service Road
                                       Melville New York 11747
                                       Phone: 516 752 6100


               We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the registration of 250,000 shares of Common Stock pursuant to the Misonix, Inc. (formerly Medsonic Inc.) 1991 Stock Option Plan, of our report dated August 20, 1993, with respect to the consolidated financial statements of Medsonic, Inc. included in the Annual Report (Form-10KSB) for the year ended June 30, 1993, filed with the Securities and Exchange Commission.


                                                                Ernst & Young

               Melville, New York
               December 21, 1993

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               Nassau West Corporate Center II                   (EXHIBIT 10V)
               50 Charles Lindbergh Boulevard
               Mitchel Field. New York 11 553
               Telephone: (516) 222-7000 Fax: (516) 222-8017

                                                     Accountants and Consultants

                            CONSENT OF BDO SEIDMAN


       To the Board of Directors and Stockholders of MedSonic, Inc.
       Farmingdale, New York

       We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated August 28, 1992, relating to the consolidated financial statements and schedules of MedSonic, Inc. and subsidiaries appearing in the Company's Annual Report on Form 10-K for the year ended June 30, 1993.

       December 10, 1993

       Internationally
       BDO
       BINDER